U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  December 12, 2003
                                                            -----------------

                                 HELIX BIOMEDIX, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Commission file number: 033-20897
                        ---------


        DELAWARE                                      91-2099117
----------------------------------          ------------------------------------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


              22122 20TH AVENUE S.E., SUITE 148, BOTHELL, WA 98021
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (425) 402-8400
              -----------------------------------------------------
               Registrant's telephone number, including area code

                              Helix BioMedix, Inc.


Item 5.   Other Events and Regulation FD Disclosure


          On December 12, 2003, the Company issued a joint press release with Pyxis Genomics, Inc., an animal health company, announcing that the companies have signed a collaborative research agreement for the assessment of non-antibiotic peptides. Under the agreement, Pyxis will screen and identify bioactive peptides from Helix BioMedix's peptide library using Pyxis proprietary microarray technology. A copy of the press release is attached and incorporated herein by reference as
          Exhibit 99.1.





                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Helix BioMedix Inc.
                                 (Registrant)


Date: December 16, 2003         /s/ R. Stephen Beatty
      -----------------         ---------------------
                                R. Stephen Beatty
                                President and Chief Executive Officer